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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.


      Date of report (Date of earliest event reported): September 7, 1999


                          Commission File No. 0-24833




                          FUTURELINK DISTRIBUTION CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

            Colorado                                     95-3895211
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 (State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
  Incorporation or Organization)

300, 250 - 6th Avenue S.W., Calgary, Alberta CANADA                 T2P 3H7
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   (Address of principal executive offices)                       (ZIP Code)

                                 (403) 216-6000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. OTHER EVENTS

     On September 7, 1999, the Registrant entered into agreements to acquire all of the issued and outstanding shares of both Async Technologies, Inc. ("ATI") of Detroit, Michigan and CN Networks, Inc. of Pleasanton, California, which carries on business as Computer Networks, Inc. ("CNI"). For information regarding these companies, please refer to the Registrant's press release of September 8, 1999 attached as an exhibit hereto.

     The consideration to be paid to acquire ATI is approximately $6 million in cash and $10 million of the Registrant's common stock at closing (at a price of $7.63 per share, representing the ten day average of closing prices for the common stock through September 3, 1999) with an additional $4 million in common stock earnable for achievement of specified goals. Under terms of the agreement with CNI, total consideration payable is approximately $4 million in cash and $9 million in the Registrant's common stock (also at $7.63 per share) at closing. The Registrant's has paid approximately $1 million in deposit consideration in conjunction with the execution of these agreements. The Registrant plans to close these acquisitions at or about the end of October, 1999.

     The almost $1 million of cash deposits were funded from the proceeds of the Registrant's recently completed private placement offering through Commonwealth Associates (see the Form 8-K of the Registrant filed August 3, 1999). The Registrant plans to fund the roughly $9 million remaining cash portion of the purchase consideration by raising additional debt and/or equity financing between now and the closing of these transactions.

     Please refer to the Registrant's press release of September 8, 1999 attached as an exhibit hereto for additional information regarding these transactions.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) EXHIBITS:

    99.1 News Release of the Registrant dated September 8, 1999


                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FUTURELINK DISTRIBUTION CORP.

By:    [signed: R. Kilambi]                             Date: September 14, 1999
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     Raghu Kilambi, Chief Financial Officer


By:    [signed: K.B.A. Scott]                           Date: September 14, 1999
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     Kyle B.A. Scott, Corporate Secretary



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                                 EXHIBIT INDEX


Exhibit No.                                                                Page
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
   99       News Release of the Registrant dated September 8, 1999           4



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